Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Jacob Brunsberg, the Chief Executive Officer, and Frank Orzechowski, the Chief Financial Officer, of Sigma Labs, Inc. (the “Company”), hereby certify, that, to their knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jacob Brunsberg	/s/ Frank Orzechowski
Jacob Brunsberg	Frank Orzechowski
President and Chief Executive Officer (Principal Executive Officer)	Chief Financial Officer, Treasurer (Principal Financial and Accounting Officer)

August 5, 2022	August 5, 2022